UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2009

OMNICOM GROUP INC.
(Exact name of registrant as specified in its charter)

New York	1-10551	13-1514814
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On June 24, 2009, Omnicom Group Inc. (“Omnicom Group”), together with its wholly owned direct finance subsidiaries, Omnicom Capital Inc. and Omnicom Finance Inc. (collectively with Omnicom Group, the “Issuers”), announced the pricing of their public offering of $500.0 million aggregate principal amount of 6.250% Senior Notes due 2019. The transaction is expected to close on July 1, 2009. In connection with the offering, the Issuers entered into an underwriting agreement dated June 24, 2009 (the “Underwriting Agreement”), with J.P. Morgan Securities Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein. The Underwriting Agreement includes the terms and conditions of the offer and sale of the notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference. A copy of the press release announcing the offering of the notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The notes will be issued under an indenture to be entered into among the Issuers and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture thereto to be entered into among the Issuers and the Trustee.

     The Issuers are expected to receive net proceeds, after deducting underwriting discounts and estimated offering expenses, of approximately $489.6 million and intend to use such net proceeds to repay indebtedness outstanding under their $2.5 billion revolving credit facility (including commercial paper). Any net proceeds not used to repay such indebtedness will be used for general corporate purposes, which could include working capital expenditures, acquisitions, refinancing of other debt or other capital transactions.

     The notes are being offered pursuant to the Issuers’ shelf registration statement on Form S-3 (File No. 333-158092) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on March 18, 2009. In connection with the offering of the notes, Omnicom Group is filing certain other exhibits to this Current Report on Form 8-K for the purpose of incorporating them as exhibits to the Registration Statement and they are also incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 24, 2009, among Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and J.P. Morgan Securities Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Jones Day

5.2	Opinion of Gilbride, Tusa, Last & Spellane LLC

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

23.2	Consent of Gilbride, Tusa, Last & Spellane LLC (included in Exhibit 5.2 hereof)

99.1	Press Release dated June 24, 2009

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro

Name: Philip J. Angelastro
Title: Senior Vice President Finance and Controller

Date: June 24, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 24, 2009, among Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and J.P. Morgan Securities Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Jones Day

5.2	Opinion of Gilbride, Tusa, Last & Spellane LLC

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

23.2	Consent of Gilbride, Tusa, Last & Spellane LLC (included in Exhibit 5.2 hereof)

99.1	Press Release dated June 24, 2009